                                                          CONTACT: MARC ROWLAND,
                                                         CHIEF FINANCIAL OFFICER
                                                                  (405) 879-9232

FOR IMMEDIATE RELEASE                             TOM PRICE, JR.,VICE PRESIDENT-
MAY 3, 1999                                                CORPORATE DEVELOPMENT
                                                                  (405) 879-9257


                          CHESAPEAKE ENERGY CORPORATION
                       REPORTS FIRST QUARTER 1999 RESULTS

OKLAHOMA CITY, OKLAHOMA, MAY 3, 1999 - Chesapeake Energy Corporation (NYSE: CHK) reported its first quarter 1999 financial and operating results today. For the quarter, Chesapeake increased its production by 45% to 33.3 bcfe compared to
23.0 bcfe for the first quarter of 1998. Based on an mcfe price realization of $1.56 during the 1999 first quarter, Chesapeake generated $13.4 million of cash flow from operations, $33.3 million of ebitda (cash flow from operations plus interest expense), and a net loss of $12.0 million ($0.17 per common share). During the first quarter of 1998, Chesapeake realized $2.19 per mcfe and generated $26.2 million of cash flow from operations, $36.9 million of ebitda, and a net loss of $256.5 million (including a $250.0 million asset impairment charge).

The table below summarizes Chesapeake's key statistics during the quarter and compares them to the first and fourth quarters of 1998:

                                                                           Three Months Ended
                                                        ---------------------------------------------------------
                                                            3/31/99            12/31/98            3/31/98
                                                            -------            --------            -------
      Days in the quarter                                        90                 92                 90
      Average daily production (in mmcfe)                     370.1              367.6              255.1
      Natural gas production (in bcf)                          25.7               25.4               15.9
      Average gas sales price ($/mcf)                          1.48               1.79               2.06
      Oil production (in mbbls)                               1,273              1,407              1,176
      Average oil sales price ($/bbl)                         10.92              11.04              14.84
      Natural gas equivalent production (in bcfe)              33.3               33.8               23.0
      Gas equivalent sales price ($/mcfe)                      1.56               1.80               2.19
      Gas as % of total production                             77.1               75.0               69.3
      General and administrative costs ($/mcfe)                0.12               0.15               0.19
      Production taxes and lease expenses ($/mcfe)             0.48               0.49               0.41
      Depletion of oil and gas properties ($/mcfe)             0.70               1.10               1.36
      Interest expense ($/mcfe)                                0.60               0.60               0.47
      Cash flow from operations ($ in millions)                13.4               19.5               26.2
      Ebitda  ($ in millions)                                  33.3               39.8               36.9
      Net income ($ in millions)                              (12.0)            (425.1)            (256.5)
      Net income breakeven price ($/mcfe)                      1.92               2.39               2.46

                      BUDGET INFORMATION AND 1999 FORECASTS

Chesapeake has established its 1999 capital budget at approximately $115 million, allocated $90 million for drilling, leasehold and seismic expenditures and $25 million for acquisitions. The company anticipates funding this level of cap-ex from cash on hand, cash flow from operations, and proceeds from miscellaneous asset sales. Chesapeake's 1999 base budget assumes a realized gas equivalent price of $1.96 per mcfe, production of 120-125 bcfe (approximately 80% of which will be natural gas), lease operating expenses (including production taxes) of $0.47 per mcfe, interest costs of $0.65 per mcfe, and general and administrative costs of $0.13 per mcfe, resulting in a total operating cost structure for the year estimated at $1.25 per mcfe. Because of projected higher oil and gas prices, lower finding costs, and anticipated drilling successes, Chesapeake believes it will replace 150-200% of its 1999 production and its proved reserves will increase during the year from 1,091 bcfe at December 31, 1998 to approximately 1150-1200 bcfe by year-end 1999.

Since late 1998, Chesapeake has received $41 million from its non-core asset sales program. During the remainder of 1999, the company expects to sell an additional $50 million in non-core assets.

                               MANAGEMENT COMMENT

Chesapeake's Chief Executive Officer, Aubrey K. McClendon, commented, "We are pleased that OPEC's recent actions have produced almost a 70% increase in oil prices in less than two months. Nevertheless, we remain much more bullish on the fundamentals for North American natural gas. With only 368 active natural gas rigs drilling today (40% below last year at this time), annual U.S. depletion rates approaching 20-25%, and significant increases in gas demand on the way from new gas-fired power plants, we believe the fundamentals for natural gas producers are especially compelling. Because of Chesapeake's 87% natural gas reserve concentration, the company's asset value, cash flow and earnings have significant leverage to improving natural gas prices. In fact, for each $0.10 increase in natural gas prices, Chesapeake's earnings and cash flow increase by approximately $0.10 per share and net asset value increases by approximately $0.50 per share."

                            MANAGEMENT TELECONFERENCE

Chesapeake's management will host a teleconference tomorrow morning, Tuesday, May 4 at 9:00 a.m. EDT to review the 1999 first quarter's results. Please call 719-457-2653 between 8:45 and 9:00 a.m. EDT on May 4 if you would like to participate. Participation will be limited to the first 200 callers. For those unable to participate, a replay of the call will be available from 6:00 p.m. Tuesday, May 4 to 6:00 p.m. Tuesday, May 18. Access to the replay will be available by dialing 719-457-0820 and using passcode #671160.

The information in this release includes certain forward-looking statements that are based on assumptions that in the future may prove not to have been accurate. Those statements, and Chesapeake Energy Corporation's business and prospects, are subject to a number of risks, including production variances from expectations, uncertainties about estimates of reserves, volatility of oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, environmental risks, drilling and operating risks, risks related to exploratory and developmental drilling, competition, government regulation, and the ability of the company to implement its business strategy. These and other risks are described in the company's documents and reports that are available from the United States Securities and Exchange Commission, including the report filed on Form 10-K for the year ended December 31, 1998.

Chesapeake Energy Corporation is an independent oil and natural gas producer headquartered in Oklahoma City. The company's operations are focused on developmental drilling and property acquisitions in three major onshore natural gas producing areas of the United States and Canada. The company's Internet address is www.chesapeake-energy.com.

                 CHESAPEAKE ENERGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATION
                       ($ IN 000'S, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED:                                             MARCH 31, 1999                 MARCH 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                              $             $/MCFE            $            $/MCFE
                                                        --------------- --------------- -------------- -----------
REVENUES:
   Oil and gas sales                                        51,806             1.56        50,241             2.19
   Oil and gas marketing sales                              13,871             0.42        26,524             1.16
                                                        --------------- --------------- -------------- -----------
     Total revenues                                         65,677             1.98        76,765             3.35
                                                        --------------- --------------- -------------- -----------
OPERATING COSTS:
   Production expenses                                      13,992             0.42         7,894             0.34
   Production taxes                                          1,990             0.06         1,544             0.07
   Oil and gas marketing expenses                           13,285             0.40        26,261             1.14
   Depreciation, depletion, and amortization
     of oil and gas properties                              23,153             0.70        31,342             1.36
   Depreciation and amortization of other assets             2,166             0.07         1,380             0.06
   General and administrative                                4,024             0.12         4,380             0.19
   Impairment of oil and gas properties                         --               --       250,000            10.89
                                                        --------------- --------------- -------------- -----------
     Total operating costs                                  58,610             1.77       322,801            14.05
                                                        --------------- --------------- -------------- -----------

                                                        --------------- --------------- -------------- -----------
INCOME (LOSS) FROM OPERATIONS:                               7,067             0.21       (246,036)         (10.70)
                                                        --------------- --------------- -------------- -----------

OTHER INCOME (EXPENSE)
   Interest and other income                                   873             0.03           224             0.01
   Interest expense                                        (19,890)           (0.60)       (10,688)          (0.47)
                                                        --------------- --------------- -------------- -----------
                                                           (19,017)           (0.57)       (10,464)          (0.46)
                                                        --------------- --------------- -------------- -----------

LOSS BEFORE INCOME TAXES                                   (11,950)           (0.36)      (256,500)         (11.16)
INCOME TAX BENEFIT                                              --               --            --              --
                                                        --------------- --------------- -------------- -----------

NET LOSS                                                   (11,950)           (0.36)      (256,500)         (11.16)

PREFERRED STOCK DIVIDENDS                                   (4,026)           (0.12)           --              --
                                                        --------------- --------------- -------------- -----------
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS                  (15,976)           (0.48)      (256,500)         (11.16)
                                                        =============== =============== ============== ===========

                                                        --------------- --------------- -------------- -----------
LOSS PER COMMON SHARE (BASIC AND ASSUMING
       DILUTION)                                             (0.17)              --          (3.19)            --
                                                        =============== =============== ============== ===========

AVERAGE COMMON SHARES AND COMMON
EQUIVALENT SHARES OUTSTANDING
     BASIC AND ASSUMING DILUTION                            96,710               --        80,330              --

                                                        =============== =============== ============== ===========

CASH FLOW FROM OPERATIONS (1)                               13,369             0.40        26,222             1.14
                                                        =============== =============== ============== ===========

EBITDA (2)                                                  33,259             1.00        36,910             1.61
                                                        =============== =============== ============== ===========

THOUSANDS OF BARRELS OF OIL (MBBL):                          1,273         +     8%         1,176
MILLIONS OF CUBIC FEET OF GAS (MMCF):                       25,674         +    61%        15,907
MILLIONS OF CUBIC FEET OF GAS EQUIVALENTS (MMCFE):          33,312         +    45%        22,963
MMCFE PER DAY                                                370.1         +    45%         255.1

AVERAGE PRICE/BARREL                                        $10.92         -    26%        $14.84
AVERAGE PRICE/MCF                                            $1.48         -    28%         $2.06
AVERAGE GAS EQUIVALENT PRICE/MCFE                            $1.56         -    29%         $2.19
------------------------------------------------------- --------------- --------------- -------------- -----------

(1) Income before income tax, depreciation, depletion and amortization, and impairment of oil and gas properties and other assets.

(2) Earnings before income tax, interest expense, depreciation, depletion and amortization, and impairment of oil and gas properties and other assets.

                 CHESAPEAKE ENERGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATION
                       ($ IN 000'S, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED:                                             MARCH 31, 1999                DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                              $             $/MCFE            $            $/MCFE
                                                        --------------- --------------- -------------- -----------
REVENUES:
   Oil and gas sales                                        51,806             1.56        60,925             1.80
   Oil and gas marketing sales                              13,871             0.42        24,608             0.73
                                                        --------------- --------------- -------------- -----------
     Total revenues                                         65,677             1.98        85,533             2.53
                                                        --------------- --------------- -------------- -----------
OPERATING COSTS:
   Production expenses                                      13,992             0.42        14,427             0.43
   Production taxes                                          1,990             0.06         2,154             0.06
   Oil and gas marketing expenses                           13,285             0.40        24,322             0.72
   Depreciation, depletion, and amortization
     of oil and gas properties                              23,153             0.70        37,333             1.10
   Depreciation and amortization of other assets             2,166             0.07         2,256             0.07
   General and administrative                                4,024             0.12         5,207             0.15
   Impairment of oil and gas properties                         --               --       360,000            10.65
   Impairment of other assets                                   --               --        45,000             1.33
                                                        --------------- --------------- -------------- -----------
     Total operating costs                                  58,610             1.77       490,699            14.51
                                                        --------------- --------------- -------------- -----------

                                                        --------------- --------------- -------------- -----------
INCOME (LOSS) FROM OPERATIONS:                               7,067             0.21       (405,166)         (11.98)
                                                        --------------- --------------- -------------- -----------

OTHER INCOME (EXPENSE)
   Interest and other income                                   873             0.03           353             0.01
   Interest expense                                        (19,890)           (0.60)       (20,319)          (0.60)
                                                        --------------- --------------- -------------- -----------
                                                           (19,017)           (0.57)       (19,966)          (0.59)
                                                        --------------- --------------- -------------- -----------

LOSS BEFORE INCOME TAXES                                   (11,950)           (0.36)      (425,132)         (12.57)
INCOME TAX BENEFIT                                              --               --             --              --
                                                        --------------- --------------- -------------- -----------

NET LOSS                                                   (11,950)           (0.36)      (425,132)         (12.57)

PREFERRED STOCK DIVIDENDS                                   (4,026)           (0.12)        (4,026)          (0.12)
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS                  (15,976)           (0.48)      (429,158)         (12.69)
                                                        =============== =============== ============== ===========

                                                        --------------- --------------- -------------- -----------
LOSS PER COMMON SHARE (BASIC AND ASSUMING
       DILUTION)                                             (0.17)              --          (4.44)            --
                                                        =============== =============== ============== ===========

AVERAGE COMMON SHARES AND COMMON
EQUIVALENT SHARES OUTSTANDING
     BASIC AND ASSUMING DILUTION                            96,710               --        96,710              --

                                                        =============== =============== ============== ===========

CASH FLOW FROM OPERATIONS (1)                               13,369             0.40        19,457             0.58
                                                        =============== =============== ============== ===========

EBITDA (2)                                                  33,259             1.00        39,776             1.18
                                                        =============== =============== ============== ===========

THOUSANDS OF BARRELS OF OIL (MBBL):                          1,273          -    9%         1,407
MILLIONS OF CUBIC FEET OF GAS (MMCF):                       25,674          +    1%        25,373
MILLIONS OF CUBIC FEET OF GAS EQUIVALENTS (MMCFE):          33,312          -    1%        33,815
MMCFE PER DAY                                                370.1          +    1%         367.6

AVERAGE PRICE/BARREL                                        $10.92          -    1%        $11.04
AVERAGE PRICE/MCF                                            $1.48          -   17%         $1.79
AVERAGE GAS EQUIVALENT PRICE/MCFE                            $1.56          -   13%         $1.80
------------------------------------------------------- --------------- --------------- -------------- -----------

(1) Income before income tax, depreciation, depletion and amortization, and impairment of oil and gas properties and other assets.

(2) Earnings before income tax, interest expense, depreciation, depletion and amortization, and impairment of oil and gas properties and other assets.